                                                                    EXHIBIT 24.1


                                  POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each of Star Banc Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints Jerry A. Grundhofer and each of them acting individually, its, his and her true and lawful attorneys with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) a Registration Statement of Star Banc Corporation on Form S-4 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of a number of shares of common stock of Star Banc Corporation to be issued in exchange for the outstanding shares of common stock, on a fully-diluted basis, of Great Financial Corporation upon consummation of the proposed merger of Great Financial Corporation with and into Star Banc Corporation and any and all documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statement"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such securities laws, regulations or requirements as may be applicable; and each of Star Banc Corporation and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as Star Banc Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of Star Banc Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.



     IN WITNESS WHEREOF, Star Banc Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below.



                             STAR BANC CORPORATION


                                  By: /s/  Jerry A. Grundhofer
                                      -------------------------
                                  Name:  Jerry A. Grundhofer
                                  Title:  Chairman, President and Chief
                                  Executive Officer

                                  Dated:  December 9, 1997


/s/ Jerry A. Grundhofer           Chairman of the Board,
----------------------------      President, Chief Executive
    Jerry A. Grundhofer           Officer and Director
                                  (Principal Executive Officer)


/s/ David M. Moffett              Executive Vice President and
----------------------------      Chief Executive Officer
    David M. Moffett              (Principal Executive Officer)


/s/ James D. Hogan                Senior Vice President
----------------------------      (Principal Accounting Officer)
    James D. Hogan


----------------------------           Director
    James R. Bridgeland

/s/ Laurence L. Browning, Jr.
----------------------------           Director
    Laurence L. Browning, Jr.


/s/ Victoria B. Buyniski
----------------------------           Director
    Victoria B. Buyniski


/s/ Samuel M. Cassidy
----------------------------           Director
    Samuel M. Cassidy



----------------------------           Director
    V. Anderson Coombe


/s/ John C. Dannemiller
----------------------------           Director
    John C. Dannemiller


/s/ J.P. Hayden, Jr.
----------------------------           Director
    J.P. Hayden, Jr.


/s/ Roger L. Howe
----------------------------           Director
    Roger L. Howe


/s/ Thomas J. Klinedinst, Jr.
----------------------------           Director
    Thomas J. Klinedinst, Jr.


/s/ Charles S. Meeham, Jr.
----------------------------           Director
    Charles S. Meeham, Jr.


/s/ Daniel J. Mayer
----------------------------           Director
    Daniel J. Mayer


/s/ David B. O'Maley
----------------------------           Director
    David B. O'Maley



----------------------------           Director
    O'dell M. Owens


/s/ Thomas E. Petry
----------------------------           Director
    Thomas E. Petry

/s/ William C. Portman
----------------------------           Director
    William C. Portman


/s/ Oliver W. Waddell
----------------------------           Director
    Oliver W. Waddell